UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 9, 2014

DIAMOND FOODS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51439	20-2556965
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Montgomery Street, 13th Floor San Francisco, California		94111
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (415) 445-7444

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Diamond Foods, Inc. (the “Company”) today announced that the Commissioners of the Securities and Exchange Commission (“SEC”) have authorized the settlement between the Company and the SEC of the previously-disclosed SEC investigation of the Company’s historical accounting and reporting of certain payments to walnut growers. Without admitting or denying the allegations in the SEC’s complaint, the Company has agreed to pay $5.0 million to resolve the investigation. The terms of the settlement are consistent with $5.0 million expense recorded by the Company in the first quarter of fiscal 2014, as disclosed in the Company’s Quarterly Report on Form 10-Q filed on December 9, 2013. The settlement is subject to Court approval.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND FOODS, INC.

Date: January 9, 2014	By:	/s/ Stephen Kim
		Name:	Stephen Kim
		Title:	SVP, General Counsel

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